Contingent consideration	6 Months Ended
Dec. 31, 2024
Statement [line items]
Contingent consideration
Note 12. Contingent consideration

	Consolidated
	December 2024	June 2024
	$	$
Current liabilities
Contingent consideration - EVT801	3,515,233	3,252,904

Non-current liabilities
Contingent consideration - Paxalisib	1,354,155	1,265,654
Contingent consideration - EVT801	1,934,509	2,486,063

	3,288,664	3,751,717

	6,803,897	7,004,621

	Consolidated
	December 2024	June 2024
	$	$
Reconciliation of the balance at the beginning and the end of the reporting period is set out below:
Contingent consideration at the start of period (current and non-current)	7,004,621	6,870,783
Interest	232,447	339,436
Foreign currency loss/(gain)	316,836	(86,131)
Gain on revaluation of contingent consideration	(750,007)	(119,467)

	6,803,897	7,004,621

Contingent consideration - paxalisib
During the 2017 financial year, the Consolidated Entity acquired the rights to develop and commercialize paxalisib, as part of a business combination.
The acquisition contained four development contingent milestone payments, the first two milestone payment settlements being Kazia shares, and the third and fourth development milestone payment settlements either cash or Kazia shares at the discretion of Kazia. Milestones 1 and 4 have now been paid out, and Milestone 3 has lapsed. Milestone 2 comprises shares to the value of $1,250,000.
Each milestone payment is probability weighted for valuation purposes. Milestone 2 is contingent on the completion of a Phase II clinical trial of the molecule where such trial demonstrates a statistically significant improvement in progression-free survival or other approval endpoint indicated by the US Food and Drug Administration. Based on data received during June 2024, the Directors do not believe that this milestone payment will ultimately be due and payable and as such the probability weighting assigned in the current year remains nil (2024:0%).
Milestone 5 is a revenue-based milestone contingent on net sales, which the Directors expect to ultimately be achieved and has an assigned probability of 100% (2024: 100%). Milestone 5 is discounted to present value, using a discount rate of 9% (2024: 9%) per annum.
Kazia is also required to pay royalties to Genentech in relation to net sales. These payments are related to future financial performance and are not considered as part of the consideration in relation to the Genentech agreement.
Contingent consideration - EVT801
The acquisition of EVT801 has been accounted for at cost, with milestones where the payment is considered probable being recognised as a current or non-current
liability at period end, based on the estimated payment date. The key assumptions applied on initial recognition are reassessed in the current periods based on the revised timing of when milestone payments are expected to be paid. Milestone 3 is expected to be paid in Q42025, milestones 4 & 5 are expected to be paid Q42025 and Q32027. Milestone 3 payment has a probability of 100% (2024: 100%), Milestone 4 payment has a probability of 80% (2024: 80%), and Milestone 5 payment has a probability of 49% (2024: 63%) of occurring. Milestones are discounted to present value, using a discount rate of 9% per annum (2024: 9% per annum). The discount rate utilised is based on the incremental borrowing rate at the time of acquisition and is updated to reflect recent market changes. Milestones where the payment is not considered probable at year end have not been accounted for as a liability. The total amount of milestone payments not recognised at year end totals €300,500,000 (A$503,013,057) (2024: €300,500,000 (A$486,167,287)).